September 2008

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

Ticker	CBPO.OB
Price (8/29/08):	$3.10
Market Capitalization:	$68 M
Revenues (ttm):	$35.7 M
Net Income* (ttm):	$8.4M
Wtd Avg Diluted Shares as of 06/30/08	22 M
Diluted Earnings Per Share* (ttm)	$0.38
P/E* (ttm)	8.2X

**Excludes non cash stock based compensation expenses.*

Company Overview

- Our Mission: To be the leading provider of plasma-based biopharmaceutical products in China
- Only approved manufacturer of plasma-based biopharmaceutical products in Shandong, China, the second largest province with a population of 93 million
- China Biologic ranks amongst the top 6 in market share, owning 7 out of 100 plasma stations in China
- Plasma-based Human Albumin is used mainly to increase blood volume while Immunoglobulin is used for disease prevention and treatment
- Established in 2002



Revenues
(US$ in Thousands)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
8,163
11,559
22,231
32,399
2004
2005
2006
2007



Net Income
(US$ in Thousands)
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
515
1,310
3,817
8,179
2004
2005
2006
2007

China Biologic Products, Inc.

Investment Highlights

- Rising demand for plasma-based products
- Stringent regulatory requirements, consolidating market creates tight supply conditions
- China Biologic has secured limited raw materials supply
- Growing portfolio of high-margin products
- Regional expansion opportunities
- Solidly profitable
- Low valuation relative to peers

Principal Products

China Biologic's Products are Essential to Health Care



Human Albumin

plasma protein formed in the liver and accounts for about 60% of protein in blood. Applications include emergency blood loss, burns, volume replacement during and after surgery, improvement of wound healing, albumin-depleting kidney diseases, malignant tumors



General Immunoglobulin

special, concentrated antibody preparations that provide short-term protection against disease. Applications include primary immunoglobulin deficiency and secondary immunoglobulin deficiency



Special Immunoglobulin

special, concentrated antibody preparations that provide short-term protection against disease. Applications include hepatitis B, rabies, and tetanus

High Demand for Products

One of Top 10 Pharmaceutical Products Purchased by Hospitals in China

Product	RMB million	US$ million
Toubaopaitongna Cefoperazone Sodium/ Amoxicillin Sodium	2,732	339
Levofloxacin	2,321	288
Cefuroxime	1,994	247
Ceftazidime	1,620	201
Taxol	1,569	194
Azithromycin	1,471	182
Filgrastim	1,328	165
Thymosin	1,284	159
Human Albumin	1,266	157
Sodium Chloride	1,260	156

Note: The current market size of Human Albumin in China is much higher than $157M

Source: Gousen research report, for 2004



Under Penetrated Market

Plasma Market: China vs. Developed Nations

	PRC (Per million population)	More developed countries (Per million population)	PRC usage as a % of more developed countries
Albumin	100kg	200-300kg	33.3%-50%
IVIG (Intravenous Immunoglobulin G)	1kg	10kg	10%
Factor VIII	0.1 IU	1 IU	10%

Range of Plasma Products Used

Region	Number of Plasma Products	Human Albumin	Various types of Immunoglobulin	Clotting Factors
China	4-8	75%	20%	5%
More developed countries	10-20	25%	25%	50%

Revenue Breakdown

Product Sales Mix and Product Growth Rates

PRODUCT	% of 1H2007 Sales	% of 1H2008 Sales	Volume Growth Rate
Human Albumin	73.3%	57.7%	-5.65%
Human Hepatitis B Immunoglobulin	4.4%	8.0%	120.0%
Human Immunoglobulin for Intravenous Injection	4.6%	18.8%	387.2%
Human Rabies Immunoglobulin	14.6%	8.3%	-32.0%
Human Tetanus Immunoglobulin	2.65%	5.8%	160.0%
Others	0.4%	1.4%	311.2%

Revenue Breakdown for 1st Half of 2008



Expanded product portfolio from 4 products in 2005 to 6 products in 2007; 3 new products currently in clinical trials.

Industry Overview

- Plasma-based products are critical treatments to life-threatening diseases
- Highly regulated by the government due to the nature of risks involved in human plasma based products
- Regulation on plasma supply and final product approval process creates shortage of plasma-based products in China
- Government provides preferential treatment to leading biopharmaceutical producers, creating opportunities for China Biologic:
  - Approval to build new plasma collection stations
  - Accelerated approval process for Prothrombin Complex Concentrate and Human Coagulation Factor VIII
- China Biologic is now ranked 4th in number of final products approved for sale by SFDA, up from 20th in 2005



$ in Millions
Market Size of Plasma-Based Products in China (2002-2007)
700
600
500
400
300
200
100
0
28%
24%
20%
16%
12%
8%
4%
0%
2002
2003
2004
2005
2006
2007
Market size
YoY Growth

Source: Haitong Research

Production Volume of Biopharmaceutical Producers in China 2006
(Six producers with over 300 tons of production volume produces 49% of the total production)



Less than 100 tons 10%
Over 300 tons 49%
100 - 200 tons 19%
200 - 300 tons 22%

Source: Haitong Research

New Mandates Strengthen Market Structure/Drive Consolidation

Stringent Regulation by Government →

- Mandatory reform of blood collection stations in 2006
- Heightened safety and hygienic standards
- GMP Certification required for biopharmaceutical manufacturers, including blood collection stations;
- Restriction of imported products except for Human Albumin from international sources due to past outbreaks
- Limited allowance of new collection stations/ No approval of new plasma-based manufacturers
- Beginning July 1, 2008: mandatory 90-day quarantine for all blood plasma used to make plasma-based products

↓ *Produces*

Improved Quality of Collection Stations and Final Plasma Products →

- Total number of manufacturers reduced to 32; half not competitive
  - Lack of plasma supply, obsolete facilities, smaller product portfolios
- Total number of stations reduced to about 100; CBPO has 7
- Fragmented market undergoes consolidation
  - CBPO ranked amongst the top 6 in market share, #1 market share is only 15%
- Inefficient or non-competitive players become acquisition targets

↓ *Creates*

Favorable Market Conditions →

- Supply of plasma tightens up
- Pushes price of plasma-based products higher

In 2007, Chinese Health authorities disqualified 25 blood collection personnel and closed two blood plasma collection stations for violating collection regulations. Source: Xinhua News (2008-03-28) *China closes almost 5,000 illegal blood banks*

Plasma Collection

2005 | **2007**

Total Collected Volume of Plasma in China is Declining Rapidly



5000
(Tons)
2700
(Tons)
Collected Plasma in China Except CBPO 97.0%
Collected Plasma by CBPO 3.0%
Collected Plasma by CBPO 9.6%
Collected Plasma in China Except CBPO 90.4%

CBPO sourcing from plasma stations: 3

CBPO plasma stations owned: 7

China Biologic Products, Inc.

GMP Certification

- China Biologic's GMP certification was renewed in August 2008
- GMP certification is granted by the SFDA and assures the quality, safety, and effectiveness of pharmaceutical products
- High barrier to entry: GMP certification is no longer granted to new manufacturers beginning in 1999
- Stricter inspection standards imposed in January 2008, increasing number of articles to 259 from 225


中华人民共和国
药品GMP证书

China Biologic Products, Inc.

Stringent Quality Control



- One of the first plasma-based manufacturers in China to receive GMP certification (1999); renewed in 2008
- Awarded Advanced High-tech Enterprise Certification by the Department of Science and Technology of Shandong Province (2005)
- Awarded Advanced High-tech Enterprise Certification by the Ministry of Science and Technology of PRC (2006)
- Accepted into Double Hundred Project by Shandong Economic and Trade Committee (2007)
- Awarded with the Advanced Technology Certification for Foreign Funded Enterprises from the Department of Foreign Trade and Economic Cooperation of Shandong Province (2008)
- Annual production capacity has grown from 300 tons of plasma in 2007 to 700 tons in 2008
- All products are covered by product liability insurance for sales in China
- Since founded in 2002, no product liability claims nor legal actions filed by patients due to use of our products

Compelling Growth Strategy

- Secure the supply of plasma
  - Relocate plasma collection station to increase collection volume
  - Capacity expansion and Increase utilization at newly expanded production facility
  - Build new collection stations
- Acquire competitors or other biologic related companies
- Further strengthen research and development capability
- Focus on new products and regional expansion



Securing the Plasma Supply

Securing the plasma supply

- December 2006 – Acquired the assets of five of the six plasma collection stations in Shandong Province
- February and April 2007 – Acquired the assets of two stations in Guangxi Province

Provides over 200 tons of plasma supply, while total plasma collected in China is less than 3,000 tons per year

- Further expansion of plasma supply through the following methods
  - Attract more donors
  - Extend the collection area of individual station
  - Acquire and reform some Red Cross blood stations at county level
  - Establish new collection stations


Shandong
Guangxi

Focus on R&D

On-going R&D Objectives

- Broaden the breadth and depth of our portfolio of plasma-based biopharmaceutical products
- Enhance the yield per unit volume of plasma through new collection techniques
- Maximize manufacturing efficiency and safety
- Promote product safety through implementation of new technologies
- Refine production technology on existing products



New Product Pipeline

Product	
Cryoprecipitate (raw material for Human Coagulation Factor VIII)	Production approved for sales by the SFDA in 2008
Human Albumin(12.5g/vial)	Production approved for sales by the SFDA in 2008
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection	Approved to commence clinical trial (stage 8)
Human Prothrombin Complex Concentrate	Approved to commence clinical trial (stage 8)
Human Coagulation Factor VIII	Approved to commence clinical trial (stage 8)
Human Fibrinogen	Commenced laboratory studies on the manufacturing procedure (stage 2)
Human Immunoglobulin for Intravenous Injection - 10%	About to begin a technical feasibility study and laboratory study on the manufacturing procedure (stage 2)

Product & Geographic Expansion

Increase Customer Penetration and Expand into Other Provinces

- Increase penetration at existing customers with new products
- Expand geographic reach
  - Shandong Province accounts for 42% of total revenue for 2007
  - Continue marketing efforts in Jiangsu, Zhejiang, Henan and northeastern part of China
- Leverage existing sales network
  - 50 employees in marketing and customer service department
  - 397 distributors located in 22 provinces and municipal cities throughout China

Management Profiles

Chao Ming Zhao, CEO

- Chief Financial Officer of China operating subsidiary between September 2003 and May 2008
- Over 10 years of experience in finance, accounting and internal control
- Certified Accountant in the PRC and an international registered internal auditor
- MBA in finance from Chinese University of Hong Kong in 2006

Tung Lam, CEO of Shandong Taibang

- Responsible for the operations of Chinese subsidiary
- Previously Vice President of Fujian Province Fei Yue Group in charge of investment management
- Over 20-years managerial experience in engineering, IT products and financial service industries

Y. Tristan Kuo, CFO

- 27 years of accounting, financing and information system working experience in manufacturing, commodity trading and banking industry in the capacity of CFO, CIO, VP Finance and Controller
- CFO for Cuisine Solution, Inc., a public traded company in Virginia between 2002 and 2007
- Master of Arts degree in Accounting from the Ohio State University and Bachelor of Arts degree in Economics from Soochow University in Taipei

Financial Highlights

Growing Revenues

(US$ in Thousands)



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
CAGR=58%
19.8%
8,163
11,559
22,231
32,399
16,503
19,774
2004
2005
2006
2007
1H 2007
1H 2008

Rising Net Income

(US$ in Thousands)



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
CAGR=151%
515
1,310
3,817
8,179
5,342
5,565
2004
2005
2006
2007
1H 2007
1H 2008*

EPS-Diluted	$0.03	$0.07	$0.18	$0.37	$0.25	$0.26

*Excludes $1.26M in Stock Based Compensation

Income Statement

Consolidated Income Statement ($ in millions)	Six Months Ended June 30 1H 2008	1H 2007	Year Ended Dec 31 2007	2006
Revenues	19.8	16.5	32.4	22.2
Gross Profit	14.2	10.5	22.5	12.6
Gross Margin	71.7%	63.6%	69.3%	56.8%
Operating income	8.6	7.8	12.8	6.2
Operating Margin	43.5%	47.6%	39.5%	27.9%
Net income*	5.6	5.3	8.2	3.8
Net Margin*	28.1%	32.4%	25.2%	17.2%
Wtd avg shares - diluted	21,808,852	21,434,942	21,861,014	21,434,942
EPS – diluted*	$0.26	$0.25	$0.37	$0.18

*Excludes $1.26M in Stock Based Compensation

Balance Sheet

Consolidated Balance Sheets	December 31,		June 30,
($ in Millions)	2006	2007	2008
Cash	$4.3	$5.0	$8.8
Inventory	$6.1	$9.5	$12.8
Total Current Assets	$15.5	$15.7	$23.9
Total Assets	$24.5	$33.3	$44.3
Total Current Liabilities	$8.8	$6.9	$9.6
Total Stockholder's Equity	$12.7	$22.4	$29.8
Total Liabilities & Stockholder's Equity	$24.5	$33.3	$44.3

Peer Valuation

Company	Ticker	Stock Price (8/29/08)	2007 Revenues	Revenue Growth in 2007	2007 EPS	Trailing P/E	Forward P/E (08E)
Hualan Biological Engineering Inc.	002007.sz	$5.21	$46.2 m	-1.1%	$0.07	103.9	41.7
Beijing Tiantan Biological Products Corp. Ltd.	600161.ss	$1.44	$69.9 m	27.3%	$0.04	83.8	40.0
Unisplendour Guhan Group	000590.sz	$0.65	$29.7m	-27.7%	$0.01	50.1	N/A
Shanghai RAAS Blood Products Co., Ltd.	002252.ss	$3.26	$44.3m	11.2%	$0.10	43.02	38.85
Mean of Above		$2.64	$47.5 m	2.42%	$0.05	70.2	40.2
CSL Ltd.	ASX: CSL.AX	$35.7	$3172 m	11.3%	$0.98	29.7	27.1
China Biologic Products, Inc.	CBPO.OB	$3.10	$32.4 m	45.7%	$0.37	8.4	N/A

Note: Hualan and Unisplendour Guhan Group are listed on the Shenzhen Stock Exchange in China.
Beijing Tiantan and Shanghai RAAS Blood Products are listed on the Shanghai Stock Exchange in China.
CSL Limited is listed on Australia Exchange (ASX) and develops, manufactures and markets human pharmaceutical and diagnostic products derived from human plasma.

Source: Reuters

Investment Highlights Summary

- Rapidly growing demand for plasma-based products
- Under penetrated, consolidating market
- Securing raw materials supply
- High barriers to entry with strict regulatory environment
- Growing portfolio of high- margin products
- Geographic expansion opportunities
- Attractive valuation vs. peers



Contact

China Biologic Products Inc.

Y. Tristan Kuo

No.14 East Hushan Road

Taian City, Shandong 271000

PRC

Tel: 86 538-6202306

IR@chinabiologic.com

CCG Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1 (646) 213-1915

Crocker.Coulson@ccgir.com

Legal Counsel

Thelen Reid Brown
Raysman & Steiner LLP

Auditor

Moore Stephens Wurth
Frazer and Torbet, LLP

Appendix: Reconciliation of Non GAAP Financial Measures

Adjusted Net Income	Year Ended December 31, 2007		Year Ended December 31, 2006	
Net Income (Loss) Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Amount - Non GAAP	$8,179,376	$0.37	$3,816,837	$0.18
Non-cash employee compensation	-	-	-	-
Amount per consolidated statement of operations	$8,179,376	$0.37	$3,816,837	$0.18

Adjusted Net Income	Six Months Ended June 30, 2008		Six Months Ended June 30, 2007	
Net Income (Loss) Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Amount - Non GAAP	$5,565,142	$0.26	$5,342,343	$0.25
Non-cash employee compensation	$1,263,188	$0.06	-	-
Amount per consolidated statement of operations	$4,301,954	$0.20	$5,342,343	$0.25

GAAP results for the six months ended June 30, 2008 include non-cash stock based compensation charges. To supplement the Company's condensed consolidated financial statements presented on a GAAP basis, the Company has provided non-GAAP financial information excluding the impact of this item in this presentation. The Company's management believes that this non-GAAP measure provides investors with a better understanding of how the results relate to the Company's historical performance. This additional non-GAAP information is not meant to be considered in isolation or as a substitute for GAAP financials. The non-GAAP financial information that the Company provides also may differ from the non-GAAP information provided by other companies.